Exhibit 99.1

COMPANY CONTACTS

Shiv Kapoor

Vice President, Strategic Planning & Investor Relations

702-835-6300

InvestorRelations@sppirx.com

Spectrum Pharmaceuticals Reports Continued Advancement of Robust, Late-Stage Pipeline and First Quarter 2015 Financial Results

•	Significant Progress in Q1 on Two Potential Blockbusters and Two Near-term NDA’s

•	SPI-2012, a novel long-acting GCSF: Positive Phase 2 data presented at Analyst Day, and final Phase 3 protocols have been sent to the FDA

•	Poziotinib, a novel pan-HER inhibitor: Compelling Phase 1 data presented in breast cancer patients who had failed multiple other HER-2 directed therapies; multiple Phase 2 studies underway

•	EVOMELA™ (CE-Melphalan), a propylene-glycol free Melphalan with improved stability; NDA review ongoing with positive FDA discussions; on track for approval decision on October 23, 2015

•	Apaziquone, a potent pro-drug for non-muscle invasive bladder cancer: Statistically significant results presented from an integrated analysis of two completed Phase 3 studies; NDA submission planned this year

•	Financial Highlights

•	Total product sales for the three months ended March 31, 2015 were $38.4 million (excluding $7.0 million in deferred revenue) compared to $40.1 million in the same period last year

•	Non-GAAP EPS for the three months ended March 31, 2015 was ($0.07), and GAAP EPS was ($0.39)

•	The Company expects to exit 2015 with Cash and Cash Equivalents of more than $100 Million

HENDERSON, Nevada – May 7, 2015 – Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in hematology and oncology, announced today financial results for the three-month period ended March 31, 2015.

“Spectrum has embarked upon 2015 with promising late-stage assets that give me immense confidence in the future of our Company,” said Rajesh C. Shrotriya, MD, Chairman and Chief Executive Officer of Spectrum Pharmaceuticals. “2015 will be a pivotal year in the development of several of our assets. We recently shared exciting Phase 2 data from SPI-2012 and are making progress towards initiating a global pivotal trial for this potential blockbuster product. Contingent on a positive FDA decision later this year, we plan to launch EVOMELA with our existing sales force. We are making progress towards filing an NDA for Apaziquone, which targets a disease with high unmet need. I am also very excited about our recent acquisition of Poziotinib, a novel pan-HER inhibitor which has shown remarkable efficacy in early clinical trials in patients with breast cancer. We have a lot to be excited about and are invigorated to rapidly and efficiently bring several exciting drugs to cancer patients.”

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

Three-Month Period Ended March 31, 2015 (All numbers are approximate)

GAAP Results

Total product sales were $38.4 million (excluding $7 million in deferred revenue) in the first quarter of 2015. Total product sales decreased 4% from $40.1 million in the first quarter of 2014.

Product sales in the first quarter included: FUSILEV® (levoleucovorin) net sales of $20.2 million, FOLOTYN® (pralatrexate injection) net sales of $9.3 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $4.2 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $1.9 million and BELEODAQ® (belinostat) for Injection net sales of $2.8 million.

Spectrum recorded net loss of $25.6 million, or ($0.39) per basic and diluted share in the three-month period ended March 31, 2015, compared to net loss of $27.6 million, or ($0.44) per basic and diluted share in the comparable period in 2014. Total research and development expenses were $15.9 million in the quarter, as compared to $29.5 million in the same period in 2014 which included a $17.8 million milestone payment. Selling, general and administrative expenses were $23.3 million in the quarter, compared to $23.4 million in the same period in 2014.

Non-GAAP Results

Spectrum recorded non-GAAP net loss of $4.7 million, or ($0.07) per basic share and diluted share in the three-month period ended March 31, 2015, compared to non-GAAP net income of $0.7 million, or $0.01 per basic share and diluted share in the comparable period in 2014. Non-GAAP research and development expenses were $12.4 million, as compared to $11.2 million in the same period of 2014. Non-GAAP selling, general and administrative expenses were $22.9 million, as compared to $20.7 million in the same period in 2014.

2015 Financial Guidance

Spectrum projects 2015 year-end Cash and Cash Equivalents over $100 million, excluding any new business development transactions.

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

Conference Call

Thursday, May 7, 2015 @ 4:30 p.m. Eastern/1:30 p.m. Pacific

Domestic: (877) 837-3910, Conference ID# 22837264

International: (973) 796-5077, Conference ID# 22837264

This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals’ website: www.sppirx.com on May 7, 2015 at 4:30 p.m. Eastern/1:30 p.m. Pacific.

About Spectrum Pharmaceuticals, Inc.

Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in oncology and hematology. Spectrum and its affiliates market five oncology drugs— FUSILEV® (levoleucovorin) for Injection in the U.S.; FOLOTYN® (pralatrexate injection), also marketed in the U.S.; ZEVALIN® (ibritumomab tiuxetan) Injection for intravenous use, for which the Company has worldwide marketing rights; MARQIBO® (vinCRIStine sulfate LIPOSOME injection) for intravenous infusion, for which the Company has worldwide marketing rights and BELEODAQ® (belinostat) for Injection in the U.S. Spectrum’s strong track record in in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

About Evomela™

Evomela, Propylene Glycol -free Melphalan is a novel intravenous formulation of melphalan being investigated for the multiple myeloma transplant setting, for which it has been granted an Orphan Drug Designation by the FDA. This formulation eliminates the need to use propylene glycol containing custom diluent, which has been reported to cause renal and cardiac side effects, which in turn limit the ability to deliver higher doses of therapeutic compounds. The use of the Captisol® technology to reformulate melphalan also improves its stability and is anticipated to allow for slower infusion rates and longer administration durations, potentially enabling clinicians to safely achieve a higher dose intensity for pre-transplant chemotherapy.

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

About Captisol®

Captisol is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. Captisol was invented and initially developed by scientists in the laboratories of Dr. Valentino Stella at the University of Kansas’ Higuchi Biosciences Center for specific use in drug development and formulation. This unique technology has enabled six FDA-approved products, including Onyx Pharmaceuticals’ Kyprolis®, Baxter International’s Nexterone® and Merck’s NOXAFIL IV. There are also more than 30 Captisol-enabled products currently in clinical development.

Forward-looking statement — This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management’s current beliefs and expectations. These statements include, but are not limited to, statements that relate to our business and its future, including certain company milestones, Spectrum’s ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, leveraging the expertise of partners and employees around the world to assist us in the execution of our strategy, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company’s reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®, FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®, and BELEODAQ® are registered trademarks of Spectrum Pharmaceuticals, Inc and its affiliates. REDEFINING CANCER CARE™, EVOMELA™ and the Spectrum Pharmaceuticals logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2015 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.

Consolidated Statement of Operations

(In thousands, expect per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues:
Product sales, net	$38,413	$40,096
License fees and service revenue	205	28

Total revenues	$38,618	$40,124

Operating expenses:
Cost of product sales (excludes amortization of purchased intangible assets)	7,071	6,278
Selling, general and administrative	23,335	23,403
Research and development	15,851	29,497
Amortization and impairment of intangible assets	14,022	5,360

Total operating expenses	60,279	64,538

Loss from operations	(21,661)	(24,414)
Interest expense	(2,228)	(2,067)
Change in fair value of contingent consideration related to acquisition	(500)	(724)
Other expenses, net	(1,035)	(358)

Loss before income taxes	(25,424)	(27,563)
Provision for income taxes	(138)	(78)

Net loss	$(25,562)	$(27,641)

Net loss per share:
Basic	$(0.39)	$(0.44)

Diluted	$(0.39)	$(0.44)

Weighted average shares outstanding:
Basic	64,880,677	63,447,309

Diluted	64,880,677	63,447,309

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.

Consolidated Balance Sheets

(In thousands, expect per share amounts)

(Unaudited)

	March 31, 2015	December 31, 2014
ASSETS
Current Assets:
Cash and equivalents	$123,365	$129,942
Marketable securities	3,308	3,306
Accounts receivable, net of allowance for doubtful accounts of $164 and $120, respectively	68,755	70,758
Other receivables	7,914	5,489
Inventories	9,079	9,200
Prepaid expenses and other current assets	3,375	3,774
Deferred income taxes	170	—

Total current assets	215,966	222,469
Property and equipment, net	1,313	1,405
Intangible assets, net	214,606	230,100
Goodwill	17,949	18,195
Other assets	18,808	17,864

Total assets	$468,642	$490,033

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued obligations	$82,153	$84,994
Accrued payroll and related expenses	4,378	8,444
Deferred revenue	17,045	9,959
Drug development liability	1,141	1,141
Acquisition related contingent obligations	5,091	4,901

Total current liabilities	109,808	109,439
Drug development liability, less current portion	13,978	14,644
Deferred revenue, less current portion	416	—
Acquisition related contingent obligations	2,751	2,441
Deferred tax liability	6,808	6,569
Other long-term obligations	6,944	6,088
Convertible senior notes	97,568	96,298

Total liabilities	238,273	235,479
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized:
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E convertible voting preferred stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 20 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively (convertible into 40,000 shares of common stock, with aggregate liquidation value of $240)	123	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 66,905,839 and 65,969,699 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	66	66
Additional paid-in capital	541,157	538,553
Accumulated other comprehensive income	(2,077)	(850)
Accumulated deficit	(308,900)	(283,338)

Total stockholders’ equity	230,369	254,554

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$468,642	$490,033

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company’s on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the Company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.

Condensed Consolidated Statements of Operations and Reconciliation of Non-GAAP Adjustments

(In thousands, except share and per share data)

(Unaudited)

	Three months ended March 31,
	2015	2014
GAAP product sales, net & license fees and service revenue	$38,618	$40,124
Non GAAP adjustments to product sales, net & license fees and service revenue:	—	—

Total adjustments to product sales, net & license fees and service revenues	—	—
Non-GAAP product sales & license and contract revenue	38,618	40,124

GAAP cost of product sales (excludes amortization of intangible assets)	7,071	6,278
Non-GAAP adjustments to cost of product sales	—	—

Non-GAAP cost of product sales (excludes amortization of intangible assets)	7,071	6,278

GAAP selling, general and administrative expenses	23,335	23,403
Non GAAP adjustments to SG&A:
Stock-based compensation	(2,029)	(2,127)
Shareholder lawsuit expenses, net of reimbursements	1,797	(379)
Depreciation expense	(168)	(245)

Total adjustments to SG&A	(400)	(2,751)
Non-GAAP selling, general and administrative	22,935	20,652

GAAP research and development	15,851	29,497
Non-GAAP adjustments to R&D:
Stock-based compensation	(433)	(444)
Depreciation expense	(3)	(38)
TopoTarget milestone cash payment & stock issuance	—	(17,790)
Other R&D milestone payments	(3,000)	—

Total adjustments to R&D	(3,436)	(18,272)
Non-GAAP research and development	12,415	11,225

GAAP amortization and impairment of intangibles	14,022	5,360
Non-GAAP adjustments to amortization and impairment of intangibles:
Amortization expense	(6,862)	(5,360)
Impairment of FUSILEV distribution rights	(7,160)	—

Total adjustments to amortization and impairment of intangibles	(14,022)	(5,360)
Non-GAAP amortization and impairment of intangibles	—	—

GAAP (loss) income from operations	(21,661)	(24,414)
Non-GAAP adjustments to (loss) income from operations	17,858	26,383

Non-GAAP (loss) income from operations	(3,803)	1,969

GAAP other expense net	(3,763)	(3,149)
Market-to-market of contingent consideration	501	724
Loss on foreign currency exchange on intercompany loans	1,145	—
Accretion of discount on 2018 Convertible Notes	1,270	1,147

Total adjustments to other expense, net	2,916	1,871

Non-GAAP other expense, net	(847)	(1,278)

GAAP provision for income taxes	(138)	(78)
Adjustment to provision for income taxes	138	78

Non-GAAP provision for income taxes	—	—

GAAP net (loss) income	(25,562)	(27,641)
Non-GAAP adjustments	20,912	28,332

Non-GAAP net (loss) income	(4,650)	691

Non-GAAP (loss) income per share:
Basic	$(0.07)	$0.01

Diluted	$(0.07)	$0.01

Weighted average shares outstanding:
Basic	64,880,677	63,447,309

Diluted	64,880,677	78,746,903

11500 S. Eastern Ave., Ste. 240  •  Henderson, Nevada 89052  •  Tel: 702-835-6300  •  Fax: 702-260-7405  •  www.sppirx.com  •  NASDAQ: SPPI